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[LOGO] ma(c)rovision                                     Macrovision Corporation
                                                           2830 De La Cruz Blvd.
                                                           Santa Clara, CA 95050

                                                             (408) 562-8400 Main
                                                              (408) 567-1800 Fax

FOR IMMEDIATE RELEASE
---------------------

                 MACROVISION CORPORATION REPORTS FOURTH QUARTER
                       AND FULL YEAR FINANCIAL PERFORMANCE
                                 RECORD REVENUE
                    FOR THE FOURTH QUARTER AND FULL YEAR 2005


SANTA CLARA, CALIF. (BUSINESS WIRE)--February 15, 2006--Macrovision Corporation (Nasdaq: MVSN) announced today record quarterly revenues of $61.0 million and $203.2 million in the fourth quarter and full year 2005, respectively. GAAP net income for the fourth quarter of 2005 was $4.5 million compared to $15.8 million for the fourth quarter of 2004. Diluted GAAP earnings per share for the quarter were $0.09, compared with $0.31 for the comparable quarter in 2004.

Non-GAAP (pro forma) earnings (excluding items such as amortization of intangibles from acquisitions, restructuring charges, discrete tax items, impairment on investments, stock-based compensation charges, and in process research and development charges) were $18.5 million, compared to $16.1 million in the fourth quarter of 2004. Non-GAAP (pro forma) diluted earnings per share for the quarter were $0.36, compared to $0.31 in the same quarter of 2004. A reconciliation between net income on a GAAP and non-GAAP (pro forma) basis is provided in tables below.

"We are pleased to be able to report record revenues for our business even with the organizational changes we conducted in the fourth quarter. We have seen significant progress and revenue strength in our software business which has more than offset the expected declines in DVD and other Entertainment revenues on a quarter over quarter and year over year basis," said Fred Amoroso, President and CEO of Macrovision. "As you have seen in a previous press release, we are also pleased to announce today that we have reached an agreement to purchase eMeta. eMeta enables our Company to advance our strategic objectives by providing products that enable access, entitlement and subscription rights management for our customers. The purchase price was $35 million in a cash transaction and we expect to close by February 28, 2006"

"Our quarterly results were good and we are optimistic about achieving our financial targets in 2006. Our revenues were higher than they have ever been and we were able to maintain high pro forma operating margins even with all the realignment activities we conducted in the fourth quarter that could have caused business disruption," added James Budge, Chief Financial Officer. "Our outlook for 2006 is that our revenue will range between $235 million and $245 million. Our expectation for fully diluted non-GAAP (pro forma) earnings per share ranges between $0.93 and $0.97 per share. In the first quarter of 2006, we expect revenue between $52 million and $54 million and we expect fully diluted non-GAAP (pro forma) earnings per share in the range of $0.17 to $0.19. All amounts are inclusive of the impact of the eMeta acquisition."


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Macrovision will hold an investor conference call on February 15, 2006, at 5:00
p.m. ET. Investors and analysts interested in participating in the conference are welcome to call 800-366-3908 (OR INTERNATIONAL +1 303-262-2051) and reference the Macrovision call.

The conference call can also be accessed via live Webcast at WWW.MACROVISION.COM or WWW.FULLDISCLOSURE.COM (or WWW.STREETEVENTS.COM for subscribers) on February 15, 2006 at 5:00 p.m. ET. The on-demand audio Webcast of Macrovision's earnings conference call can be accessed approximately 1-2 hours after the live Webcast ends.

Investors and analysts interested in listening to a recorded replay of the conference are welcome to call 800-405-2236 (OR INTERNATIONAL +1 303-590-3000) AND ENTER PASSCODE 11051948#. Access to the replay is available through February 16, 2006.


ABOUT MACROVISION
Macrovision provides distribution, commerce and consumption solutions for software and entertainment content to the home video, PC games, music, cable/satellite, consumer software, and enterprise software industries, Macrovision holds a total of 220 issued or pending United States patents and 1,200 issued or pending international patents, and continues to increase its patent portfolio with new and innovative technologies in related fields. Macrovision is headquartered in Santa Clara, California, U.S.A. with other offices across the United States and around the world. More information about Macrovision can be found at WWW.MACROVISION.COM.

(C)Macrovision 2006. Macrovision, FLEXnet, InstallShield and TotalPlay are registered trademarks or trademarks oF Macrovision Corporation. All other brands and product names and trademarks are the registered property of their respective companies.

All statements contained herein, including the quotations attributed to Mr. Amoroso and Mr. Budge, as well as oral statements that may be made by the Company or by officers, directors or employees of the Company acting on the Company's behalf, that are not statements of historical fact, including statements that use the words "will," "believes," "anticipates," "estimates," "expects," "intends" or "looking to the future" or similar words that describe the Company's or its management's future plans, objectives, or goals, are "forward-looking statements" and are made pursuant to the Safe-Harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include the Company's forecast of future revenues and earnings, the business strategies and product plans of the Company and the expected results of the headcount and expense reduction action of the Company.

Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to be materially different from the historical results and/or from any future results or outcomes expressed or implied by such forward-looking statements. Among the important factors that could cause results to differ materially are the following: the failure of markets for home video, audio CDs, consumer or enterprise software value management, or markets for the technological protection of copyrighted materials contained in such products, to continue, develop or expand, and the failure of the Company's products to achieve or sustain market acceptance or to meet, or continue to meet, the changing demands of content or software providers. Other factors include those outlined in the Company's Annual Report


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on Form 10-K for the year ended December 31, 2004, the latest Quarterly Report on Form 10-Q for the period ended September 30, 2005 and such other documents as are filed with the Securities and Exchange Commission from time to time (available at www.sec.gov). These factors may not constitute all factors that could cause actual results to differ materially from those discussed in any forward-looking statement. The Company operates in a continually changing business environment and new factors emerge from time to time. The Company cannot predict such factors, nor can it assess the impact, if any, of such factors on the Company or its results. Accordingly, forward-looking statements should not be relied upon as a prediction of actual results. The Company assumes no obligation to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

Macrovision uses non-GAAP (pro forma) condensed consolidated statements of income in the presentation of financial results and earnings guidance. Management believes that this presentation may be more meaningful in analyzing the results of operations and income generation as this is how the business is managed. The tables below present the differences between non-GAAP (pro forma) earnings and GAAP net income on an absolute and per share basis.



                                      # # #

INVESTOR CONTACT:
Julie Davey
Macrovision Corporation
+1 (408) 562-8464
ir-info@macrovision.com
-----------------------


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

MACROVISION CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
QUARTERLY PERIOD


                                                                                  THREE MONTHS
                                                                                ENDED DECEMBER 31,
                                             -------------------------------------------------------------------------------------
                                                2005           2005           2005          2004           2004           2004
                                                             PRO FORMA                                   PRO FORMA
                                               US GAAP      ADJUSTMENTS     PRO FORMA      US GAAP      ADJUSTMENTS     PRO FORMA
                                             -----------   -------------   -----------   -----------   -------------   -----------
Net Revenues:                                     60,969                        60,969        59,588                        59,588

Cost and expenses:
     Cost of revenues                              6,727                         6,727         5,218                         5,218
     TTR amortization                                284            (284)            -           229            (229)            -
     Amortization of intangibles                   3,137          (3,137)            -         2,411          (2,411)            -
                                             -----------   -------------   -----------   -----------   -------------   -----------
       Total cost of revenues                     10,148          (3,421)        6,727         7,858          (2,640)        5,218

     Research and development                      9,131                         9,131         8,948               -         8,948
     Selling and marketing                        16,234                        16,234        13,673               -        13,673
     General and administrative                    8,175                         8,175         8,233               -         8,233
     Deferred compensation expense                   221            (221)            -             -               -             -
     IPR&D                                             -                             -             -               -             -
     Impairment charges, net of gains                  -                                           -               -             -
     Restructuring charge                          2,531          (2,531)            -             -               -             -
                                             -----------   -------------   -----------   -----------   -------------   -----------
       Total costs and expenses                   46,440          (6,173)       40,267        38,712          (2,640)       36,072

Operating income                                  14,529           6,173        20,702        20,876           2,640        23,516
Interest and other income (expense), net           1,699               -         1,699         1,705               -         1,705
                                             -----------   -------------   -----------   -----------   -------------   -----------

Income before income taxes                        16,228           6,173        22,401        22,581           2,640        25,221
Provision for income taxes                        11,738          (7,807)        3,931         6,786           2,293         9,079
                                             -----------   -------------   -----------   -----------   -------------   -----------

Net income                                   $     4,490   $      13,980   $    18,470   $    15,795   $         347   $    16,142
                                             ===========   =============   ===========   ===========   =============   ===========



Shares for EPS:
     Basic                                        51,182          51,182        51,182        49,881          49,881        49,881
     Diluted                                      51,526          51,526        51,526        51,282          51,282        51,282

Basic EPS                                    $      0.09   $        0.27   $      0.36   $      0.32   $        0.00   $      0.32
Diluted EPS                                  $      0.09   $        0.27   $      0.36   $      0.31   $        0.00   $      0.31


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

MACROVISION CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
YEAR TO DATE PERIOD


                                                                                  TWELVE MONTHS
                                                                                ENDED DECEMBER 31,
                                             -------------------------------------------------------------------------------------
                                                2005           2005           2005          2004           2004           2004
                                                             PRO FORMA                                   PRO FORMA
                                               US GAAP      ADJUSTMENTS     PRO FORMA      US GAAP      ADJUSTMENTS     PRO FORMA
                                             -----------   -------------   -----------   -----------   -------------   -----------
Net Revenues:                                    203,230                       203,230       182,099                       182,099

Cost and expenses:
     Cost of revenues                             22,562                        22,562        15,386                        15,386
     TTR amortization                                972            (972)            -           904            (904)            -
     Amortization of intangibles                  10,986         (10,986)            -         6,370           (6,370)           -
                                             -----------   -------------   -----------   -----------   -------------   -----------
       Total cost of revenues                     34,520         (11,958)       22,562        22,660           (7,274)     15,386

     Research and development                     34,336                        34,336        28,652                        28,652
     Selling and marketing                        55,932                        55,932        42,226                        42,226
     General and administrative                   32,866                        32,866        25,501                        25,501
     Deferred compensation expense                   221            (221)            -           185            (185)            -
     IPR&D                                           500            (500)            -         5,400          (5,400)            -
     Impairment charges, net of gains              5,648          (5,648)            -         4,258          (4,258)            -
     Restructuring charge                          2,531          (2,531)            -             -               -             -
                                             -----------   -------------   -----------   -----------   -------------   -----------
       Total costs and expenses                  166,554         (20,858)      145,696       128,882         (17,117)      111,765

Operating income                                  36,676          20,858        57,534        53,217          17,117        70,334
Interest and other income (expense), net           4,927               -         4,927         4,173               -         4,173
                                             -----------   -------------   -----------   -----------   -------------   -----------

Income before income taxes                        41,603          20,858        62,461        57,390          17,117        74,507
Provision for income taxes                        19,488          (1,699)       17,789        20,660           6,163        26,823
                                             -----------   -------------   -----------   -----------   -------------   -----------

Net income                                   $    22,115   $      22,557   $    44,672   $    36,730   $      10,954   $    47,684
                                             ===========   =============   ===========   ===========   =============   ===========



Shares for EPS:
     Basic                                        50,708          50,708        50,708        49,516          49,516        49,516
     Diluted                                      51,373          51,373        51,373        50,619          50,619        50,619

Basic EPS                                    $      0.44   $        0.44   $      0.88   $      0.74   $        0.22   $      0.96
Diluted EPS                                  $      0.43   $        0.44   $      0.87   $      0.73   $        0.21   $      0.94


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

MACROVISION CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS


                                                          DECEMBER 31               DECEMBER 31,
                                                              2005                      2004
                                                       ------------------        ------------------
ASSETS
  Cash and cash equivalents                                       135,625                   104,957
  Restricted cash                                                       -                       859
  Short-term investments                                          111,039                   101,299
  Accounts receivable, net                                         45,254                    41,468
  Prepaid expenses and other assets                                 7,508                    12,643
                                                       ------------------        ------------------
  Total Current Assets                                            299,426                   261,226

Property and equipment, net                                        13,398                     9,295
Long-term marketable investment securities                         15,040                    47,414
Goodwill                                                          107,329                    74,529
Other intangibles from acquisitions, net                           32,755                    31,185
Deferred tax assets                                                18,895                    17,151
Patents and other assets                                           11,082                    11,673
                                                       ------------------        ------------------
TOTAL ASSETS                                                      497,925                   452,473
                                                       ------------------        ------------------

LIABILITIES
  Accounts payable                                                  5,380                     5,907
  Accrued expenses                                                 20,152                    20,768
  Income taxes payable                                             20,022                    11,871
  Deferred revenue                                                 23,262                    14,604
                                                       ------------------        ------------------
Total Current Liabilities                                          68,816                    53,150
Other liabilities                                                     959                       979
                                                       ------------------        ------------------
TOTAL LIABILITIES                                                  69,775                    54,129
                                                       ------------------        ------------------

STOCKHOLDERS' EQUITY                                              428,150                   398,344
                                                       ------------------        ------------------
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                          497,925                   452,473
                                                       ------------------        ------------------


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